U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: September 28, 1999


                            RETAIL HIGHWAY.COM, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

                       INTERNATIONAL FUEL SOLUTIONS, INC.
                       ----------------------------------
                     (Former Name of Small Business Issuer)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)


      000-23485                                                 98-0177646
      ---------                                                 ----------
(Commission File No.)                                          (IRS Employer
                                                             Identification No.)

   430 Peninsula Avenue, Suite One
       San Mateo, California                                       94401
       ---------------------                                       -----
(Address of principal executive offices)                         (Zip code)





Registrant's telephone number, including area code: (416) 469-5341

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Item 4.  Changes in Registrant's Certifying Accountant.

         On September 28, 1999, Kish, Leake & Associates, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Kish, Leake & Associates, P.C., contained a going concern opinion.

         Also on September 28, 1999, the Registrant engaged the accounting firm of Horton & Company LLP, independent public accountants, to audit the Registrant's fiscal year ended June 30, 1999, as well as future financial statements, to replace the firm of Kish, Leake & Associates, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-KSB for the fiscal year ended June 30, 1998, as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

         There were no disagreements within the last two fiscal years and subsequent periods with Kish, Leake & Associates, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Kish, Leake & Associates, P.C., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

         The Registrant has requested that Kish, Leake & Associates, P.C., furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated September 28, 1999, is filed as Exhibit 16 to this Form 8-K.

Item 7(c).  Exhibits.

         Number                     Exhibit

         16.0 Letter of Resignation of Registrant's independent certified accountant, Kish, Leake & Associates, P.C.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RETAIL HIGHWAY.COM, INC.



                                         By:  s/Michael Levine
                                            -------------------------
                                            Michael Levine,
                                            President

Dated:  September 28, 1999


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



                            RETAIL HIGHWAY.COM, INC.

                           --------------------------

                            EXHIBIT 16.0 TO FORM 8-K

                           --------------------------

                              LETTER OF RESIGNATION

             OF REGISTRANT'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


                            -------------------------

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


                      KISH, LEAKE & ASSOCIATES, P.C.

                       Certified Public Accountants


J.D. Kish, C.P.A., M.B.A.                      7901 E. Belleview Ave., Suite 220
James D. Leake, C.P.A., M.T.                           Englewood, Colorado 80111
____________________________                            Telephone (303) 779-5006
Arleen R. Brogan, C.P.A.                                Facsimile (303) 779-5724





September 28, 1999



Securities and Exchange Commission 450 5th Street N.W.
Washington, D.C.  20549

We would like to inform you that we have read the disclosures provided by Retail Highway.com, Inc. in its filing of Form 8-K dated September 28, 1999 and that there are no disagreements regarding the statements made under Item 4 - Changes in Registrant's Certifying Accountant.



Sincerely,

Kish, Leake & Associates, P.C.

Kish, Leake & Associates, P.C.

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